UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

_________________________________

Date of Report

April 15, 2005

(Date of earliest event reported)

Bluegreen Corporation

(Exact name of registrant as specified in its charter)
Massachusetts	0-19292	03-0300793
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
4960 Conference Way, North Suite 100 Boca Raton, Florida		33431
(Address of principal executive offices)		(Zip Code)

(561) 912-8000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Bluegreen Corporation (the "Company") has announced that John Chiste resigned as Senior Vice President and Chief Financial Officer of the Company) to pursue other opportunities, effective as of April 15, 2005. Anthony M. Puleo, the Company's current Senior Vice President and Chief Accounting Officer, will serve as the Company's interim Chief Financial Officer.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits
Exhibit No.	Document

99.1	Press release dated April 18, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bluegreen Corporation

By:/s/ George Donovan

Name: George Donovan

Title: Chief Executive Officer

Dated: April 19, 2005